EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND FUND NEXTSHARES

Supplement to Prospectus dated June 1, 2021

1.    The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

The portfolio managers of the Fund and the Portfolio are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager), Chief Investment Officer, Fixed Income of Parametric, has managed the Fund and the Portfolio since their inception in March 2016.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund and the Portfolio since their inception in March 2016.

Devin J. Cooch, Director, Portfolio Management of Parametric, has managed the Fund since November 2, 2021.

2.    The following replaces the tenth paragraph under “Management.” in “Management and Organization”:

The Fund is managed by members of Parametric’s Tax-Advantaged Bond Strategies division (“TABS”) led by James H. Evans. James H. Evans and Brian C. Barney have served as portfolio managers of the Fund and Portfolio since each commenced operations in March 2016. Mr. Evans is Chief Investment Officer, Fixed Income of Parametric and has been employed by the Eaton Vance organization for more than five years. Mr. Barney is a Managing Director, Institutional Portfolio Management of Parametric. Devin J. Cooch has managed the Fund and Portfolio since November 2, 2021. He is a Director, Portfolio Management of Parametric. Mr. Barney and Mr. Cooch have been employed by the Eaton Vance organization for more than five years.

November 2, 2021	39881 11.2.21

EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND FUND NEXTSHARES

Supplement to Statement of Additional Information dated June 1, 2021

The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian C. Barney(1)
Registered Investment Companies	7	$2,297.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$1,301.4	0	$0
Devin J. Cooch(2)
Registered Investment Companies	1	$423.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$1,165.3	0	$0
James H. Evans(1)
Registered Investment Companies	7	$2,297.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	As of September 30, 2021.

The following table shows the dollar range of equity securities beneficially owned in the Fund by its portfolio manager(s) as of the Fund’s most recent fiscal year ended January 31, 2021 and in the Eaton Vance family of funds as of December 31, 2020. Interests in the Portfolio cannot be purchased by a portfolio manager.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Brian C. Barney	None	$100,001 - $500,000
Devin J. Cooch	None(1)	$100,001 - $500,000
James H. Evans	None	Over $1,000,000
(1)	As of September 30, 2021.

November 2, 2021